                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 12-31-96

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter Inc.                           :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 1/20/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  12-31-96

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                   $ 188,641    $   448,030
Cost of Sales                                           188,641        448,638
                                                      ---------    -----------

Gross Profit                                                 --           (608)
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                     42,474        143,423
Salary Expenses other Employees                          30,075        124,994
Employee Benefits & Pensions                                 --             --
Payroll Taxes                                             3,457         11,244
Other Taxes                                               9,200         27,600
Rent and Lease Expense                                       --             --
Interest Expense                                        325,759        986,875
Insurance                                                41,614        130,941
Automobile and Truck Expense                                 --             --
Utilities (gas, electric, phone)                         16,058         50,807
Depreciation                                                 --             --
Travel and Entertainment                                     --            958
Repairs and Maintenance, alarm                            7,028         16,616
Advertising                                                  --             --
Supplies, Office Expenses, etc.                           7,499          8,964
Other:  Directors & Trustee                              11,483         22,028
Other:  Misc. Fees                                        4,029          6,732

TOTAL EXPENSES:                                         498,676      1,531,182
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                           $(498,676)   $(1,531,790)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income
       Other Income                                     156,327        442,086

Less: Non-Operating Expenses:
       Professional Fees
       Other                                             41,991        125,821
                                                      ---------    -----------

NET INCOME / (LOSS)                                   $(384,340)   $(1,215,525)
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  12-31-96

ASSETS:                              Current Month   Prior Month    At Filing
Cash:                                       57,249        75,255        89,252
Inventory:                                 421,164       523,199     1,307,487
Accounts Receivables:                    4,762,288     5,200,709     1,102,281
Insider Receivables **                  41,298,703    40,199,153    35,674,942
Land and Buildings:                     49,357,008    49,357,008    55,562,318
Furniture, Fixtures & Equip:               272,634       307,680       576,118
Accumulated Depreciation:              (10,954,954)  (10,858,254)  (11,923,676)
Other: Prepaids & misc.                    357,278       508,842       768,378
Other: Utility deposits                     57,161        57,161             0
                                       -----------   -----------   -----------

TOTAL ASSETS:                           85,628,531    85,370,753    83,157,100
                                       ===========   ===========   ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                            9,416        16,761             0
Wages and Salaries:                         52,464        54,345             0
Taxes Payable:                              97,723        69,464        (9,211)
Other:                                   1,028,921       687,686             0
                                       -----------   -----------   -----------
TOTAL Postpetition Liab.                 1,188,524       828,256        (9,211)
                                       ===========   ===========   ===========

Secured Liabilities:
Subject to Postpetition
Collateral or Financing Order           29,002,401    29,002,401    29,002,401
All other Secured Liab.                  6,430,777     6,926,150     7,382,657
                                       -----------   -----------   -----------
TOTAL Secured Liabilities:              35,433,178    35,928,551    36,385,058
                                       ===========   ===========   ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                58,858        58,858        58,858
Unsecured Liabilities                    9,641,432     9,641,432     9,641,432
Other: Accrued Liabilities               8,258,148     8,534,933     7,853,863
                                       -----------   -----------   -----------
TOTAL Prepetition Liab.                 17,958,438    18,235,223    17,554,153
                                       ===========   ===========   ===========

Redeemable Prfd. Stock                  48,265,040    48,265,040    44,559,316
Equity:
Owners Capital:                          1,746,636     1,746,636     1,746,636
Retained Earnings-Pre Pet.             (17,747,760)  (18,801,768)  (17,078,852)
Retained Earnings-Post Pet.             (1,215,525)     (831,185)           --
                                       -----------   -----------   -----------
TOTAL Equity:                          (17,216,649)  (17,886,317)   15,332,216)
                                       ===========   ===========   ===========
TOTAL LIABILITIES
AND EQUITY:                             85,628,531    85,370,753    83,157,100
                                       ===========   ===========   ===========

________________________________

 *    Preliminary estimate
 ** Includes contingent receivable from Silo, Inc. collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  12-31-96
Debtor:  Fretter Inc.                                         Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0     14,478     14,478        0
State:                            4,319      3,338      7,657        0
Local:                                0          0          0        0

FICA Withheld:                        0      3,381      3,381        0

Employers FICA:                       0      3,381      3,381        0

Unemployment Tax:
Federal:                             (8)         4         --       (4)
State:                              153         72         --      225

Sales, Use & Excise Taxes:            0          0         --        0

Property Taxes:                  65,000     32,500         --   97,500

Workers' Compensation                --         --         --       --

Other:  401(k)                       --     14,440     14,440        0
                                 ------     ------     ------   ------

TOTALS:                          69,464     71,594     43,337   97,721
                                 ======     ======     ======   ======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 12-1-96  To:  12-31-96

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll         Tax      Cash Coll.        B.T.
                                           Acct.         Acct.         Acct.       Acct.          Direct
                                          -------        -----         -----       -----          ------
A.  Beginning Balance:                    65,681.03       --           4,370.92    5,202.80         --
                                         ----------    ---------     ----------  ----------     ----------
B.  Receipts. Attach
    separate schedule:                   184,015.18    30,346.27      29,960.82       11.86     377,649.79
                                         ----------    ---------     ----------  ----------     ----------
C.  Balance Available
    (A + B):                             249,696.21    30,346.27      34,331.74    5,214.66         --
                                         ----------    ---------     ----------  ----------     ----------

D.  Less Disbursements
    Attach separate
    schedule                             193,787.61    30,350.59      34,201.24    4,000.00     377,649.79
                                         ----------    ---------     ----------  ----------     ----------

E.  ENDING BALANCE
    (C-D)                                 55,908.60        (4.32)        130.50    1,214.66         --
                                         ==========    =========     ==========  ==========     ==========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:  1-17-97                       /s/ J. Michael McLean
                                   -----------------------
                                   Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  John B. Hurley         Capacity:     X    Principal
                                          -----
                                            X    Officer
                                          -----
                                            X    Director
                                          -----
                                            X    Insider
                                          -----

Detailed Description of Duties: As President and CEO, directs all financial, administrative and merchandising activities, with direct responsibility for sale of real estate, legal settlements and cash flow planning

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                             ________                  13,542

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance             ________               ________

Life Insurance               ________               ________

Retirement                   ________               ________

Company Vehicle              ________               ________

Entertainment                ________               ________

Travel                       ________               ________

Other Benefits               ________               ________

CURRENT TOTAL:
                              Weekly      or        Monthly

                             ________               ________


Dated: _________________             __________________________________________
                                     Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  Julian L. Potts        Capacity:               Principal
                                              ------
                                                 X    Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Vice President has overall direct responsibility for inventory and vendor payables as well as sale of store fixtures, furniture and inventory

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                                                    8,333
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated: _________________             -------------------------------------
                                     Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                                                    4,583
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated: _________________             ------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank December 1996 Cash Receipts (Account Number 4707-38120-0)

2. Schedule of Michigan National Bank December 1996 Cash Disbursements (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period December 1, 1996 to December 31, 1996 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period December 1, 1996 to December 31, 1996 (Account Number 4707-38024-4)

5. Schedule of Michigan National Bank Payroll Account December 1996 Cash Receipts and Disbursements (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account December 1996 Cash Receipts and Disbursements (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period December 1, 1996 to December 31, 1996 (Account Number 4707-38128-3)

8.  Schedules of Old Kent Cash Receipts and Disbursements (Account Number
229377)

9. Old Kent Bank Statement of Account for the Period November 30, 1996 through December 31, 1996 (Account Number 229377)

10.  Schedules of Bankers Trust Cash Receipts and Disbursements